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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial Data" and to the use of our reports dated April 18, 1997, in the Registration Statement on Form S-1 and related Prospectus of TSW International, Inc. dated May 5, 1997.

                                                  ERNST & YOUNG LLP

Atlanta, Georgia
May 5, 1997